ROPER

Gabelli & Company, Inc.
13th Annual Pump, Valve & Motor Symposium
February 5, 2003

Safe Harbor Statement

The information provided in this presentation, in Company filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended October 31, 2002, and in other press releases and public disclosures, contain forward-looking statements about the Company's expected business outlook and future prospects. These forward-looking statements involve numerous risks and uncertainties that are beyond the Company's ability to control or predict. There is no assurance that these and other risks and uncertainties will not have an adverse impact on the Company's future operations, financial condition or financial results. The Company believes that these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are only predictions and are not guarantees of performance. Further, forward-looking statements speak only as of the date they are made, and the Company does not undertake an obligation to update publicly any forward-looking statements in light of new information or future events.

Proven Business Model

Engineered Content for Diverse Niche Markets

⇩ ⇩

HIGH GROSS MARGINS

Strong Operations Management

⇩ ⇩

SUPERIOR OPERATING PROFITS
EXCESS FREE CASH FLOW

Strategic Reinvestment of Cash

⇩ ⇩

INTERNAL GROWTH AND ACQUISITIONS
SHAREHOLDER VALUE CREATION

Driving Growth Throughout the Business Cycle

ROPER



Net Sales (Millions)
Analytical Inst.
Fluid Handling
Ind. Controls
$70
$133
$148
$175
$226
$298
$389
$407
$504
$587
$627
92
93
94
95
96
97
98
99
00
01
02

Fiscal years ending October 31

Consistent EPS Growth

Diversified Industrial Growth Company


$2.08
$1.77
$1.53
$1.58
$1.24
$1.16
$0.93
$0.64
$0.69
$0.77
$0.19
92
93
94
95
96
97
98
99
00
01
02

Does Not Reflect 2002 Non-Cash Charge for Goodwill Impairment

Producing Significant Cash Flow



(Millions)
Strong Growth Expected in 2003
$9
$19
$20
$23
$27
$37
$41
$50
$48
$67
$63
92
93
94
95
96
97
98
99
00
01
02

*Free Cash Flow = Earnings Before a Change in Accounting Principle + Depreciation and Amortization – Capital Expenditures and Dividends

Supporting Growth

With R&D Investments



(Millions)
$1
$3
$4
$5
$8
$14
$18
$17
$23
$26
$30
92
93
94
95
96
97
98
99
00
01
02

Disciplined Acquisition Process

ROPER

- Active Deal Pipeline
- Strict Screening Process
  - Engineered Content
  - High Gross Margins
  - Favorable Financial Results
  - Margin Improvement and Clear Revenue Growth
  - Financial Bolt-Ons or Strategic Platforms
- Disciplined Due Diligence & Pricing
- Establish First Year Performance Criteria

...Migrating from Mature to Higher Technology and from Product to Market Focus

Adding Value to Acquisitions

- Align Incentives
- Metrics/Ratio Expectations
- Working Capital Awareness
- Distribution Channel Effectiveness
- Pricing/Customer Values
- Sourcing/Manufacturing Discipline

Improving Acquired Company's Performance

Acquisition History



'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02
Fluid Handling
IDI
Cybor
Cornell
FMI
FTI
Flowdata
Roper
Abel
Industrial Controls
AMOT
Metrix
PMC
Hansen
Dynamco
CCC
Petrotech
Zetec
Analytical Instrumentation
ISL
PAC
Antek
Uson
IDS
Qualitek
Gatan
Oxford
QImaging
Princeton Photometrics Acton
Redlake MASD
Media
Duncan
DI
Struers Logitech
Industrial Pumps
Semiconductor Equip.
Flow Metering
Ind. Valves & Controls
Control Systems
Non-Destructive Test
Fluid Properties Test
Industrial Leak Test
Digital Imaging
Materials Analysis

Staying Ahead of the Curve

- 1997: Created Segment Management Structure
  - Improve Operational Focus
- 2001: Created Business Development Team
  - Increase Transactional Capabilities
- 2002: Expanded Management Team
  - Support Requirements of Growing Enterprise
  - Drive Enterprise Effectiveness
- 2002: Developed Planning Process Focused on End Markets and Customers
- 2003: Re-Align into Four Market–Focused Segments
  - Capture Value-Creating Opportunities: Customers, Markets, Channels, Costs

New Alignment

Focus on Customers, Markets, Channels, Costs


Energy Systems & Controls
Scientific & Industrial Imaging
IC
AI
FH
Industrial Technology
Instrumentation

2002 Revenue

Strong Leadership Team

The Right People in the Right Roles

- Energy Systems and Controls - - Tim Winfrey
- Industrial Technology - - Jim Mannebach
- Instrumentation - - Will Crocker
- Scientific and Industrial Imaging - - Ben Wood

New Structure Creates Opportunities

- Customers & Markets
  - Better Access to Customers
  - More Solutions for Customers
  - Improved Resource Allocation for Market Opportunities
  - Enhance the Power of the Brands
- Channels
  - Coordinate Efforts to Broaden Global Reach
- Costs
  - Better Economies of Scale
  - Sourcing Collaboration Opportunities
- Provide Greater Transparancy

...Create Shareholder Value

Instrumentation

Key Brand Centers

- Acton Research
- Antek
- Gatan
- IDI
- Logitech
- PAC
- Struers
- Uson

Primary Products & Solutions *for*

- Specimen and Sample Preparation
- Electron Microscopy
- Leak Testing
- Fluid Properties Testing
- Precision Dispensing
- Optical Measurement

Net Sales



(Millions)
$144
$173
$220
2000
2001
2002

Instrumentation

Common Competencies

- Product Specification Drives End User Buying Decision
- Operator Training and Ease of Use Creates Customer Value
- Application Engineering Enhances Build to Order Product Performance
- Customer Process Improvement Critical to Value Creation
- Global Customers Require Geographic Reach

Markets


Electronics
Other
Semicon
Automotive
Oil & Gas Refining & Processing Measurement
Industrial Applications
Research

Industrial Technology

Key Brand Centers

- Abel Pump
- AMOT Controls
- Cornell Pump
- Flow Technology
- Fluid Metering
- Hansen
- Roper Pump

Primary Products & Solutions

- Rotating Machinery Controls & Sensors
- Precision Dispensing Equipment
- Refrigeration Valves & Controls
- Engineered Application Pumps
- Flow Monitoring & Measurement Devices

Net Sales

(Millions)


$131
$171
$164
2000
2001
2002

Industrial Technology

Common Competencies

- Continued Focus on Lean Manufacturing
- Capture Global Sourcing Opportunities
- Grow Aftermarket Sales in Mature Markets
- Negotiate Effective OEM Contracts
- Follow Customer Migration to Low Cost Production Areas While Maintaining Influence with Corporate Decision Makers

Markets



Other
Agriculture
Medical
Marine
Power Gen
Industrial Applications
Water/Waste Water
Oil & Gas
Commercial Refrigeration

Energy Systems and Controls

Key Brand Centers

- Compressor Controls
- Metrix
- Petrotech
- Zetec

Primary Products & Solutions *for*

- Pipeline and Process Control
- Increasing Production Yields
- Testing Safety Regulation Compliance for Electric Utilities
- Vibration Monitoring & Measurement
- Non-Destructive Testing

Net Sales

(Millions)


$120
$131
$136
2000
2001
2002

Energy Systems and Controls

Common Competencies

- Software Creates Customer Value Through Monitoring and Measurement; Capacity Throughput and Utilization
- Aftermarket Applications Require Direct Sales Involvement with End Customers
- Service and Installation of Systems Requires Company Specific Knowledge ... Creates Strong Customer Loyalty
- Customer Operator Training is Provided by the System Supplier

Markets


Other
Power Gen
Oil & Gas Production
Oil & Gas Processing & Refining
Oil & Gas Pipelines

Scientific and Industrial Imaging

Key Brand Centers

- Media Cybernetics
- QImaging
- Redlake
- Roper Scientific

Primary Products & Solutions

- High-Performance Digital Cameras
- Imaging Systems
- Image Analysis Software
- Digital Motion Cameras

Net Sales

(Millions)



$108
$112
$107
2000
2001
2002

Motion Imaging Revenues Expected to Recover in 2003.

Scientific and Industrial Imaging

Common Competencies

- Effective Relationships with Chip Suppliers Critical (Low Volume; High Complexity)
- Producibility of Scientific Design
- Calibration of Cameras
- Reach Customers Through Complicated Distribution Channels
- Maintain End Market Solution Leadership Positions
- Harness the Power of the Roper Brands ... Imaging Alliance™

Markets


Electronics
Other
Medical
General Ind.
Semicon
Automotive
Life Science Research
Physical Science Research

Diversified Markets, Global Reach

End Market Diversification



$627
$70
Refrigeration
Medical
Research
Automotive
Semiconductor
Power Gen
Gen'l Industrial
Other
Gazprom
Oil&Gas
92
93
94
95
96
97
98
99
00
01
02

Global Diversification

Non-U.S. = 58% of Revenues in 2002



$627
$70
Other
Latin Am.
Russia
Asia
Europe
U.S.
92
93
94
95
96
97
98
99
00
01
02

Net Sales (Millions)

Overcoming Challenges



Net Sales from All Businesses Except Redlake and IDI
Net Sales from Redlake and IDI
$425
$523
$589
$504
$587
$627
$79
$64
$38
2000
2001
2002
2000
2001
2002
(Millions)

Delivering Results



Operating EBITDA Contributions from All Businesses Except Redlake and IDI
Operating EBITDA Contributions from Redlake and IDI
$97
$125
$144
$19
$11
($1)
2000
2001
2002
2000
2001
2002
(Millions)

Q1 2003 Major Events

ROPER

Overcoming Challenges

- Gazprom Q1 Order Delay
  - New Procurement Process
  - 2003 Contract Nearly Finalized
- Downstream Oil & Gas Market Spending Deferrals
  - Geopolitical Impacts
- Q1 Results Could Be Impacted by 15 Cents
  - Primarily Due to Gazprom Delays
- Conference Call on February 27

2003 Priorities

Delivering Results

- Achieve Record Results Despite Q1 Difficulty
- Execute Disciplined Acquisition Process
- Capture Benefits of New Structure
- Focus on Customers and Markets to Further Strengthen Results, Especially in 2004 and Beyond

ROPER